                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      KREISLER MANUFACTURING CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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                      KREISLER MANUFACTURING CORPORATION

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 28, 1995
                   ----------------------------------------

TO OUR STOCKHOLDERS:

     The annual meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the "Company") will be held on Tuesday, November 28, 1995 at 1:30 P.M. (prevailing time), at the office of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707 for the following purposes:

     1.  To elect directors, as described in the accompanying Proxy Statement.

     2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed October 20, 1995 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By order of the Board of Directors.

                                     EDWARD L. STERN, Secretary

October 27, 1995

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                      KREISLER MANUFACTURING CORPORATION
                         5960 CENTRAL AVENUE, SUITE H
                        ST. PETERSBURG, FLORIDA  33707

                                PROXY STATEMENT

     The enclosed proxy is solicited by and on behalf of Kreisler Manufacturing Corporation (the "Company") for use at the annual meeting of stockholders to be held on Tuesday, November 28, 1995 at 1:30 p.m. (prevailing time) at the offices of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is October 27, 1995.

     Sending in a signed proxy will not affect the stockholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers of employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of the Company's Common Stock they hold of record, upon request of such recordholders.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for directorships, as described herein.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

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     The Company had 485,512 shares of Common Stock outstanding at the close of business on October 20, 1995, the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of the Company's Common Stock outstanding is entitled to one vote on each matter which may be brought before the annual meeting.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of October 20, 1995 with respect to the persons known by the Company to be the beneficial owners of more than five percent of its Common Stock and with respect to the Company's Common Stock beneficially owned by all directors and officers of the Company as a group:

Name and Address                    Amount Beneficially          Percent of
of Beneficial Owner                       Owned (1)                Class
-------------------                 -------------------          ----------
Trust created u/w/o                       170,817  (2)             35.2
Lucile Stern f/b/o
Edward L. Stern

Edward L. Stern                            48,736  (3)             10.0
5960 Central Avenue, Suite H
St. Petersburg, Florida 33707

Heine Securities Corporation               72,130  (4)             14.9
51 John F. Kennedy Parkway
Short Hills, NJ 07078

All directors and officers of             244,808  (3)             50.4
the Company as a group (5 persons)

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after October 20, 1995. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Edward L. Stern, Chairman of the Board and President of the Company, is trustee of the Trust created under the Will of Lucile M. Stern for the benefit of Edward L. Stern and in such position exercises sole voting and investment power with respect to the shares of the Company held of record by the Trust (see "Executive Compensation and other information").

(3) This figure excludes the shares owned of record by the Trust created under the Will of Lucile M. Stern for the benefit of Edward L. Stern. Additionally, the figure does not include 32,383 shares of Common Stock beneficially owned by four children of Mr. Stern, as to which Mr. Stern disclaims beneficial ownership. Mr. Stern has sole voting and investment power with respect to the 48,736 shares held in his own name as well as the shares beneficially owned by the Trust. This figure also includes 1,000 shares beneficially owned by Mr. Krupp and 12,128 shares and 12,127 shares owned respectively by Edward A. Stern and Michael D. Stern.

(4)  This information is based upon the information disclosed in Amendment 3 to
     Schedule 13G filed by Heine Securities Corporation ("HSC") with the Securities and Exchange Commission on February 14, 1990. HSC is the investment adviser to Mutual Series Fund, Inc. ("Mutual Series"), a Maryland corporation which is an open-end investment company registered under the Investment Company Act of 1940. Mutual Series is the legal owner of the shares of common stock reflected above as being beneficially owned by HSC. Pursuant to investment advising agreements with Mutual Series, HSC has sole investment discretion and voting authority with respect to such securities.

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

     The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at five.

     The following table sets forth information concerning the Company's nominees for election to the Board of Directors. If any of the nominees become unable or for good cause will not serve, the persons named in the enclosed proxy will note in accordance with their best judgment. The Company expects all nominees to be willing and able to serve. Directors of the Company serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

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                                                 Director
                                                  of the
                      Principal                  Company       Age as of
                      Occupation                  Since     October 20, 1995
                      ------------------------   --------   ----------------

Edward L. Stern       Chairman of the Board        1968            65
                      and President of the
                      Company

Robert S. Krupp       Financial Consultant         1989            44

Harry Brill-Edwards   President, Gas Turbine       1994            53
                      Consulting

Edward A. Stern       Vice-President, Kreisler     1994            34
                      Industrial Corporation

Michael D. Stern      Vice-President Kreisler      1994            29
                      Industrial Corporation

     Except for Robert S. Krupp and Harry Brill-Edwards each of the nominees is an executive officer of the Company or its wholly owned subsidiary Kreisler Industrial Corporation and has had the same principal occupation or employment over the past five years. Four of the nominees beneficially own Common Stock. Edward L. Stern and Robert S. Krupp's ownership of Common Stock is discussed under "Principal Stockholders". Edward A. Stern and Michael D. Stern are owners of record and beneficial owners of 12,128 and 12,127 shares respectively.
Edward A. Stern and Michael D. Stern are the sons of Edward L. Stern.

     From May 1987 until October 1988, Mr. Krupp was a Partner/Consultant with the Canaan Group, Ltd., a Venture Capital Consulting firm. Prior hereto, from May 1985 until May 1987, Mr. Krupp was a self-employed financial consultant and from December 1980 until May 1985, Mr. Krupp was Vice President-Finance of Kinetics Technology International, Inc., an engineering firm.

     From 1966 to 1993 Harry Brill-Edwards worked for Chromalloy Gas Turbine Corporation. He became President of the Chromalloy Research and Technology Division in 1979. In 1987 he was promoted to Chief Operating Officer of Chromalloy Gas Turbine Corporation with full responsibility for Chromalloy's worldwide operations comprising 28 divisions. In 1993 Mr. Brill-Edwards founded Gas Turbine Consultants, a technology, marketing and planning consulting company.

     Edward A. Stern is Vice President of Administration, responsible for sales, purchasing, production control and costing. Prior to joining Kreisler his experience included five years with American Airlines in the Corporate Finance area.

     Michael D. Stern is Vice President of Operations, responsible for sales, manufacturing, engineering quality and costing. Prior to joining Kreisler he was a marketing representative for Aetna Life and Casualty and a member of their Connections Executive Training program.

                          SUMMARY COMPENSATION TABLE

               Name and
               Principal
               Position                 Year         Salary ($)
               ---------------          ----         ----------
               Edward L. Stern          1995           130,000
               President-CEO            1994           130,000
                                        1993           130,000

     Each director of the Company who is not an officer receives a fee of $10,000 per year, in addition to the reimbursement of expenses to attend each meeting. Harry Brill-Edwards, director, received $100,225 compensation as a consultant.

                      KREISLER MANUFACTURING CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 28, 1995
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward L. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the "Company") to be held on the 28th day of November, 1995 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

     1. For the election of the nominees listed below to serve as directors, as described in the accompanying Proxy Statement. (To withhold authority to vote for the nominees listed below check this box [ ].

           Edward L. Stern    Harry Brill-Edwards    Michael D. Stern
           Robert S. Krupp    Edward A. Stern

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

________________________________________________________________________________


     2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

     THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

     The undersigned hereby acknowledges receipt of the Company's Proxy Statement relating to the 1995 Annual Meeting of Stockholders and the Company's Annual Report to Stockholders for 1995.

                              Dated ____________________________, 1995
                                           (Please date)

                                    ____________________________ (SEAL)
                                    (Stockholders Signature)

                                    ____________________________ (SEAL)
                                    (Stockholders Signature)

     It would be helpful if you signed your name or names exactly as it appears hereon, indicating any official position representative capacity.